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                                                                    Exhibit 99.1

                Certification of the Principal Executive Officer
                       Pursuant to 18 U.S.C. Section 1350,
      As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the quarterly report of A.B. Watley Group Inc. (the "Company") on Form 10-Q for the six months ended March 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Steven Malin, the Principal Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:



     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                               /s/  Steven Malin
                                               ------------------------
                                               Steven Malin
                                               Principal Executive Officer
                                               Date: April 15, 2003


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